UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 15, 2001


                              ALLTRISTA CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)



            INDIANA                        0-21052               35-1828377
            -------                        -------               ----------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
  incorporation or organization)                             Identification No.)


    555 THEODORE FREMD AVENUE, SUITE B302                      10580
    RYE, NEW YORK                                            (Zip Code)
    (Address of principal executive offices)


       Registrant's telephone number, including area code: (914) 967-9426

ITEM 5.  OTHER EVENTS.

     On October 15, 2001, the Company issued two press releases, copies of which are attached hereto as Exhibit 99-1 and Exhibit 99-2. The Company's first press release announced that it has signed a definitive agreement with Wilbert, Inc. to sell its Triangle, TriEnda and Synergy World plastic thermoforming businesses. The Company's second press release announced the Company's decision to close its Indianapolis headquarters, the Company's intent to renegotiate its current financing arrangements, the Company's withdrawal of its previously announced guidance for 2001 and the Company's termination of its agreement with Bear, Stearns & Co., Inc. to pursue a review of the Company's strategic options.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are filed as a part of this report:

     (a) Not Applicable

     (b) Not Applicable

     (c) Exhibits

               99-1     Press Release dated October 15, 2001
               99-2     Press Release dated October 15, 2001

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ALLTRISTA CORPORATION
                                           (Registrant)


     Date: October 15, 2001                By: /s/ Ian G. H. Ashken
                                              ----------------------------------
                                              Ian G.H. Ashken
                                              Vice Chairman, Chief Financial
                                                Officer and Secretary

                                  EXHIBIT INDEX


   Exhibit Number                        Description of Exhibit
   --------------                        ----------------------

         99-1                     Press Release dated October 15, 2001
         99-2                     Press Release dated October 15, 2001